AGREEMENT

         AGREEMENT (this "Agreement"), dated as of March 20, 2003, by and between PaperClip Software, Inc., a Delaware corporation ("PaperClip"), and Access Solutions International, Inc., a Delaware corporation ("ASI"). PaperClip and ASI are sometimes individually referred to herein as a "Party" and together as the "Parties."

         WHEREAS, a promissory note in the principal amount of $405,530.00 was issued by PaperClip to ASI on November 1, 2000 (the "Note");

         WHEREAS, PaperClip and ASI are parties to a Security Agreement, dated as of January 29, 1997 (the "Security Agreement"), which secures the payments of all amounts due under the Note;

         WHEREAS, the remaining principal amount on the Note as of the date hereof is $135,176.64; and

         WHEREAS, PaperClip has offered to prepay the Note for the consideration set forth herein in complete satisfaction of the Note, and ASI is willing to accept such amount, as payment in full of all obligations arising under the Note, and ASI wishes to release PaperClip from any and all claims and obligations arising under the Note and the Security Agreement.

         NOW,  THEREFORE,  in  consideration of the foregoing and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto do hereby agree as follows:

1.       Note Repayment.

         1.01. Repayment. On the date hereof, PaperClip shall pay to ASI an amount, in cash, equal to $101,382.48 as payment in full of all obligations arising under the Note. Such payment shall be made in immediately available funds by wire transfer to an account specified in writing by ASI. In consideration of such payment, ASI shall deliver to PaperClip an Affidavit of Loss and Indemnification for the original Note and ASI authorizes the filing of UCC-3 financing statements amendments and any other documentation necessary in connection with the termination of any UCC-1 financing statements filed against PaperClip in favor of ASI.

         1.02. Termination of Security Agreement. Upon receipt by ASI of such payment, the Security Agreement is terminated and of no further force and effect.

         1.03. Termination of Financing Statements. ASI hereby covenants and agrees to assist in all reasonable respects PaperClip's endeavors to terminate any UCC-1 financing statements filed against PaperClip in favor of ASI.

2. Representations and Warranties of ASI. ASI hereby represents and warrants to PaperClip as follows:

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         2.01.  Authority.  ASI is a corporation organized under the laws of the
State of Delaware. ASI has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. ASI has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

         2.02. Binding Obligation. This Agreement has been duly executed and delivered by ASI and, and assuming due authorization, execution and delivery of the Agreement by PaperClip, this Agreement constitutes the legal, valid and binding obligation of ASI enforceable against ASI in accordance with its terms, except as such enforceability may be subject to the effects of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally and subject to the effects of general equitable principles.

         2.03. No Consent; No Conflict. The execution and delivery of this Agreement by ASI do not, and the performance of this Agreement by ASI will not, require any prior consent, approval, authorization or other action by, or prior filing with or notification to, any governmental or regulatory authority. The execution, delivery and performance of this Agreement by ASI do not (i) conflict with or violate the organizational documents of ASI, or (ii) conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination, award or agreement applicable to ASI.

         2.04. Ownership. ASI owns, beneficially and of record, and has good, valid and marketable title to the Note, free and clear of any and all liens, claims and encumbrances.

3.       Representations   and   Warranties  of  PaperClip.   PaperClip   hereby
represents and warrants to ASI as follows:

         3.01. Authority. PaperClip is a corporation organized under the laws of the State of Delaware. PaperClip has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. PaperClip has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

         3.02. Binding Obligation. This Agreement has been duly executed and delivered by PaperClip and, and assuming due authorization, execution and delivery of the Agreement by ASI, this Agreement constitutes the legal, valid and binding obligation of PaperClip enforceable against PaperClip in accordance with its terms, except as such enforceability may be subject to the effects of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally and subject to the effects of general equitable principles.

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         3.03.  No Consent;  No  Conflict.  The  execution  and delivery of this
Agreement by PaperClip do not, and the performance of this Agreement by PaperClip will not, require any prior consent, approval, authorization or other action by, or prior filing with or notification to, any governmental or regulatory authority. The execution, delivery and performance of this Agreement by PaperClip do not (i) conflict with or violate the organizational documents of PaperClip, or (ii) conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination, award or agreement applicable to PaperClip.

4.       Release.

         Except for any claims, actions or causes of action with respect to this Agreement, each of the Parties does hereby for itself, its respective successors, assigns and affiliates release and discharge the other Party, and its successors, assigns and affiliates of any and all claims, actions, causes of action, liabilities, obligations or demands of any kind and nature whatsoever, whether at law or in equity, whether known or unknown, which such Party now has or hereafter may have against the other Party with respect to events, matters or transactions arising out of or in connection with related to, directly or indirectly, the Note, the Security Agreement and any other documents, agreements or understandings executed in connection therewith or demands of any kind and nature whatsoever which ASI now has or hereafter may have against PaperClip.

5. Miscellaneous.

         5.01. Expenses. Each Party shall pay all costs and expenses incurred by such Party in respect of the transactions contemplated hereby.

         5.02. Entirety of Agreement. This Agreement states the entire agreement of the Parties, merges all prior negotiations, agreements and understandings, if any, and states in full all representations, warranties, covenants, and agreements which have induced this Agreement. No Party shall make any contrary representations in dealing with third parties. There are no representations or warranties, express or implied, except as specifically set forth in this Agreement.

         5.03. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier to the Parties at the following addresses or sent by electronic transmission, with confirmation received, to the telecopy numbers specified below (or at such other address or telecopy number for a Party as shall be specified by like notice):

                           (a) If to ASI:
                                    Access Solutions International Inc.
                                    c/o Point Gammon Corporation
                                    One Providence Washington Plaza, 4th Floor
                                    Providence, RI  02903
                                    Attn:  Thomas E. Gardner, Chairman
                                    Telecopy:  (401) 885-8504
                                    Confirm: (401) 854-0520 ext. 17

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                                    With a copy to:
                                    Edwards & Angell, LLP
                                    2800 Financial Plaza
                                    Providence, RI  02903
                                    Attn: John E. Ottaviani, Esq.
                                    Telecopy: (401) 276-6611
                                    Confirm: (401) 274-9200

                           (b) If to PaperClip: PaperClip Software, Inc. 646 Route 46 West Hasbrouck Heights, NJ 07604
                                    Attn: William Weiss, Chief Executive Officer
                                    Telecopy:  (201) 487-5184
                                    Confirm:  (201) 487-2266 ext. 209

                                    With a copy to:
                                    Swidler Berlin Shereff Friedman, LLP
                                    The Chrysler Building
                                    405 Lexington Avenue
                                    New York, NY  10174
                                    Attn: Richard A. Goldberg, Esq.
                                    Telecopy:  (212) 891-9598
                                    Confirm:  (212) 973-0111

         5.04. Waiver. No waiver by any Party of any term, provision, agreement, representation, or warranty contained in this Agreement (or any breach thereof) shall be effective unless it is in writing executed by the Party against which such waiver is to be enforced. No waiver shall be deemed or construed as a further or continuing waiver of any such term, provision, agreement, representation or warranty (or breach) on any other occasion or as a waiver of any other term, provision, agreement, representation or warranty (or of the breach of any other term, provision, agreement, representation or warranty) contained in this Agreement on the same or any other occasion.

         5.05. Further Assurances. Each of the Parties agrees to execute and deliver such other documents or agreements as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

         5.06. Assignment; Binding Nature; No Beneficiaries. This Agreement may not be assigned by any Party without the prior written consent of ASI and PaperClip. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, personal representatives, legatees, successors and permitted assigns. This Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective heirs, personal representatives, legatees, successors and permitted assigns.

         5.07. Severability. If any provision of this Agreement is found unenforceable by a court of competent jurisdiction, such unenforceable provision shall not affect the other provisions but shall be deemed modified to the extent necessary to render it enforceable, preserving to the fullest extent permissible the intent of the Parties.

         5.08. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware applicable to contracts executed and fully performed within the State of Delaware.

         5.09. Execution and Delivery. This Agreement may be executed in two or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement may be delivered by facsimile transmission with the same legal effect as if delivery of an original were made in person.

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                     [Signatures Appear on Following Page.]

         IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first set forth above.


                                      PAPERCLIP SOFTWARE, INC.


                                      By: /s/ William Weiss
                                          --------------------------------------
                                      Name:   William Weiss
                                      Title:  Chief Executive Officer


                                      ACCESS SOLUTIONS INTERNATIONAL, InC.


                                      By: /s/ Thomas E. Gardner
                                          --------------------------------------
                                      Name:   Thomas E. Gardner
                                      Title:  Chairman



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